Trade and other receivables	12 Months Ended
Dec. 31, 2022
Trade and other receivables.
Trade and other receivables

9.Trade and other receivables

The trade and other receivables are composed of receivables which are detailed below:

	At December 31,
(in thousands of $)	2022	2021	2020
Trade receivable	$241,228	$28,058	$287
Interest receivable	12,918	1,325	993
Other receivable	21,551	8,838	5,698
Total trade and other receivables	$275,697	$38,221	$6,978

The carrying amounts of trade and other receivables approximate their respective fair values. On December 31, 2022, we did not have any provision for expected credit losses.

Please also refer to Note 26 for more information on the financial risk management.